EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Dental Patient Care America, Inc. on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Michael Silva, Chief Executive Officer and Brad Berrett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                          /s/  Michael Silva
                                          --------------------------------------
                                          Michael Silva
                                          President and Chief Financial Officer


                                          /s/  Brad Berrett
                                          --------------------------------------
                                          Brad Berrett
                                          Chief Financial Officer